EXHIBIT 99.2

                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT ("Agreement"), dated as of July 6, 2001, by and among LaserSight Incorporated, a Delaware corporation, with headquarters located at 3300 University Boulevard, Winter Park, Florida 32792 (the "Company") and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                                    WHEREAS:

                  A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  B. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, shares of the Company's Series F Convertible Participating Preferred Stock (the "Series F Preferred Stock") that are convertible into shares (the "Series F Conversion Shares") of the Company's common stock, $.001 par value per share (the "Common Stock") pursuant to the terms and subject to the limitations and conditions set forth in the Certificate of Designation, Preferences and Rights of the Series F Convertible Participating Preferred Stock (the "Series F Certificate of Designation") in the form attached hereto as Exhibit A;

                  C. The Company and the Buyers wish to set forth the terms and conditions on which Buyers would purchase from the Company shares of the Company's Series G Convertible Participating Preferred Stock (the "Series G Preferred Stock") that are convertible into shares (the "Series G Conversion Shares" and together with the Series F Conversion Shares, the "Conversion Shares") of the Common Stock pursuant to the terms and subject to the limitations set forth in the Certificate of Designation, Preferences and Rights of the Series G Convertible Participating Preferred Stock (the "Series G Certificate of Designation" and together with the Series F Certificate of Designation, the "Certificate of Designation") in the form attached hereto as Exhibit B; and

                  D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Series F Registration Rights Agreement") and a Registration Rights Agreement in the form attached hereto as Exhibit D (the "Series G Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

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  1.     PURCHASE AND SALE OF PREFERRED STOCK.

                      a.   Purchase of Series F Preferred Stock.  Subject to the
                           ------------------------------------
satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of 1,276,596 shares of Series F Preferred Stock (the "Series F Preferred Shares"), in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers (the "Closing"). The per share purchase price (the "Purchase Price") of the Series F Preferred Stock shall be $2.35 or an aggregate purchase price of $3,000,000. On the Closing Date (as defined below) the Company shall issue and deliver to each Buyer a stock certificate(s) representing such number of the Series F Preferred Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "Series F Stock Certificates").

                      b.   Closing Date.  The date and time of the Closing (the
                           ------------
"Closing Date") shall be 10:00 a.m. Eastern Time on July 6, 2001, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, or at such other location as shall be agreed upon by the parties.

                      c.   Form of Payment.  On the Closing Date, each Buyer
                           ---------------
shall pay the Company the Purchase Price for the Series F Preferred Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions provided in writing to the Buyers at least two days prior to the Closing Date.

                      d.   Series G Preferred Shares-Company Option.  If on or
                           ----------------------------------------
prior to October 1, 2001 the Company or one of its affiliates receives a written notice from the United States Food and Drug Administration (the "FDA") that its LaserScan LSX(R) excimer laser system has been approved or is approvable by the FDA to treat myopic astigmatism (the "Astigmatism Approval") the Company will publicly announce the receipt of the Astigmatism Approval within three (3) business days after the Company's receipt of the Astigmatism Approval (the date of such announcement shall be referred to as the "Astigmatism Approval Announcement Date"). Subject to the terms of this Section 1(d), for the ten (10) day period immediately following the Astigmatism Approval Announcement Date (such ten (10) day period shall be referred to as the "Company Option Period") the Company may elect at the Company's sole option (the "Company Option") to sell (and if the Company so elects such election shall be irrevocable and the Buyers will be obligated to purchase) 800,000 shares of the Series G Preferred Stock in the respective percentages set forth opposite each Buyer's name on the Schedule of Buyers (the "Company Additional Closing"). The per share purchase price for the Series G Preferred Shares shall be $2.50 or an aggregate purchase price of $2,000,000. The Company shall exercise the Company Option by providing written notice to Buyers pursuant to Section 9(f) (the "Company Notice") stating that the Company is exercising the Company Option and setting a closing date for

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the Company Additional Closing, provided that such Company Additional Closing must occur no sooner than five (5) days and no later than ten (10) days following the date of the Company Notice. Notwithstanding the foregoing, the Company will not have the ability to exercise the Company Option and the Company Option shall have no force or effect if the average VWAP (as defined below) for the Common Stock for the three trading days immediately prior to the date on which the Company exercises the Company Option (such three-day period referred to as the "Calculation Period") is less than $2.75 per share; provided that if the Astigmatism Approval Announcement Date falls within the Calculation Period, the Astigmatism Approval Announcement Date shall be excluded from the Calculation Period and the next available trading day not otherwise falling within the Calculation Period shall be included in the Calculation Period. The Company Option shall expire at the conclusion of the Company Option Period.

                      e.   Series G Preferred Shares-Buyer Option.   If, and
                           --------------------------------------
only if, the Company receives the Astigmatism Approval and the Company does not exercise the Company Option during the Company Option Period, then, subject to the terms of this Section 1(e), for the thirty (30) day period immediately following the end of the Company Option Period (such thirty (30) day period shall be referred to as the "Buyer Option Period") the Buyers may elect at the Buyers' sole option (the "Buyer Option") to purchase (and if the Buyers so elect the Company will sell) shares of Series G Preferred Stock (the "Buyer Series G Preferred Shares" and together with the Company Series G Preferred Shares, the "Series G Preferred Shares") that have a value of up to $4,000,000 (the "Buyer Additional Closing"). The per share purchase price of the Buyer Series G Preferred Shares shall be 85% of the average VWAP for the Common Stock for the ten (10) days prior to the date on which Buyers exercise the Buyer Option. The Buyers shall exercise the Buyer Option by providing a written notice to the Company pursuant to Section 9(f) (the "Buyer Notice") stating (A) that the Buyers are exercising the Buyer Option, (B) the total number of Series G Preferred Shares the Buyers will purchase (the "Buyer Requested Series G Shares") and the total purchase price for such shares calculated in accordance with the terms of this Section 1(e), and (C) setting a closing date for the Buyer Additional Closing, provided that such Buyer Additional Closing must occur no sooner than five (5) days and no later than ten (10) days following the date of the Buyer Notice. Each Buyer shall purchase Series G Preferred Shares in the same proportion as such Buyer purchased the Series F Shares. The Buyer Option shall expire upon the first to occur of the Company exercising the Company Option or the conclusion of the Buyer Option Period.

                      f.   Nasdaq Limitation.  Nothing contained in Section 4(e)
                           -----------------
shall require the Company to issue shares of Series G Preferred Stock in an amount that would exceed the maximum number of shares that the Company is permitted to issue without stockholder approval pursuant to NASDAQ Rule 4350(i), which, as of the Closing Date, shall be 5,110,965 shares of Series G Preferred Stock (the "Nasdaq Limit"). If the number of the Buyer Requested Series G Shares exceeds the Nasdaq Limit (the number of the Buyer Requested Series G Shares that exceeds the Nasdaq Limit shall be referred to herein as the "Excess Series G Shares") and the Company is prohibited from issuing all of the Buyer Requested Series G Shares as a result of the operation of this Section 1(f), then the Company shall issue to the Buyers shares of Series G Preferred Stock in an amount equal to the Nasdaq Limit. The Buyers shall then have the right to

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request in writing that the Company convene a special meeting of its stockholders (the "Special Meeting") for the purpose of obtaining stockholder approval for the issuance of the Excess Series G Shares to Buyers. If the Buyers make such a request, the Company shall present the request to the Company's Board of Directors for consideration. The Company's Board of Directors, subject to the exercise of its fiduciary duties and obligations to the Company and its stockholders, shall then determine whether to convene the Special Meeting. If the Company's Board of Directors determines that it is in the best interests of the Company and its Stockholders to convene the Special Meeting, the Board of Directors shall promptly solicit by proxy the approval by the stockholders of the Company the issuance of the Excess Series G Shares. If the Company's Board of Directors determines that it is not in the best interests of the Company or its stockholders to convene the Special Meeting, the Company shall not be required to Convene the Special Meeting and the Excess Series G Shares shall not be issued to the Buyers.

                      g.   Volume Weighted Average Price.  For purposes of this
                           -----------------------------
Agreement "VWAP" shall mean for any security as of any date, the volume weighted average price, as of the close of trading at 4:00 p.m. eastern time, of such security on the principal securities exchange or trade market where such security is listed or traded as reported by Bloomberg, L.P. ("Bloomberg"), or if the foregoing does not apply, the volume weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if the volume weighted average price is not reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the VWAP cannot be calculated for such security on such date, as set forth above, the VWAP of such security shall be the fair market value as determined in good faith by an investment banking firm selected jointly by the Company and the Holders, with the fees and expenses of such determination borne solely by the Company.

                      h.   Additional Closing.  On the date of the Company
                           ------------------
Additional Closing or Buyer Additional Closing, as applicable (collectively, the "Additional Closing"), the Company shall complete the Series G Certificate of Designation by inserting the price per share to be paid for the Series G Preferred Shares, as determined pursuant to the terms of Section 1(d) or Section 1(e), as applicable, and the number of Series G Preferred Shares to be issued, as determined pursuant to the terms of Section 1(d) or Section 1(e), as applicable, file the Series G Certificate of Designation with the Office of the Delaware Secretary of State and issue and deliver to each Buyer a stock certificate(s) representing such number of Company Series G Preferred Shares or Buyer Series G Preferred Shares, as applicable, which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers or in the Buyer Notice, as applicable), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "Series G Stock Certificates" and together with the Series F Stock Certificates, the "Stock Certificates"). The Additional Closing shall occur on the date set forth in the Company Notice or Buyer Notice, as applicable, at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, or at such other location as shall be agreed upon by the parties. On the date of the Additional Closing, each Buyer shall pay the Company the purchase price for the Company Series G Preferred Shares or Buyer Series G Preferred Shares, as applicable, to be issued and sold to such Buyer at the Additional Closing, by wire transfer of

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immediately available funds in accordance with the Company's written wire instructions provided in writing to the Buyers at least two days prior to the date of the Additional Closing.


2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that as of the Closing Date and as of the date of the Additional Closing, if applicable:

                      a.   Investment Purpose.  Such Buyer is purchasing the
                           ------------------
Series F Preferred Shares and, if purchased, the Series G Preferred Shares (collectively, the "Securities") for its own account, for investment only and not with a present view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act evidenced by a legal opinion in a form reasonably satisfactory to the Company. Such Buyer will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the 1933 Act. Such Buyer understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the 1933 Act and any applicable securities laws or blue sky laws of any state or foreign jurisdiction or an exemption from such registration is available, and that the Company has no intention or obligation to register any of the Securities other than as contemplated by the Series F Registration Rights Agreement and the Series G Registration Rights Agreement.

                      b.   Accredited Investor Status.  Such Buyer is an
                           --------------------------
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                      c.   Reliance on Exemptions.  Such Buyer understands that
                           ----------------------
the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                      d.   Information.  Such Buyer and its advisors, if any,
                           -----------
have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Buyer, including, without limitation, the Company's Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2000, its Quarterly Report on Form 10-Q for the period ended March 31, 2001, its Current Report on Form 8-K dated March 19, 2001; the description of the Common Stock contained in the Company's Form 8-A/A (Amendment No. 5) dated August 1, 2000; the description of the Company's Series E Preferred

Stock contained in the Company's Form 8-A filed with the SEC on July 7, 1998 as amended by Form 8-A/A (Amendment No. 1) dated March 29, 1999, and as further amended by Form 8-A/A (Amendment No. 2) dated February 7, 2000; the Company's Proxy Statement dated June 5, 2001 (such forms and reports are collectively referred to herein as the "Company Filings"). Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.

                      e.   No Governmental Review.  Such Buyer understands that
                           ----------------------
no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                      f.   Transfer or Resale.  Such Buyer understands that
                           ------------------
except as provided in the Series F Registration Rights Agreement and the Series G Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form and in substance reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                      g.   Legends.  Such Buyer understands that the
                           -------
certificates or other instruments representing the Securities, and, until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Series F Registration Rights Agreement and the Series G Registration Rights Agreement, the stock certificates representing the Securities and the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form:

                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE

SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS EVIDENCED BY A LEGAL OPINION IN A FORM AND IN SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY.

                      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if (i) any such Securities are registered for sale under the 1933 Act and such Securities are sold in a public sale pursuant to such registration, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form and in substance reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act ,and as a result of such sale the Securities are no longer "restricted securities" as defined under Rule 144, or (iii) any of the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities sold or the manner of such sale. Each Buyer acknowledges, covenants and agrees to sell any of the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) a written opinion of counsel in a form and in substance reasonably acceptable to the Company that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of the Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of the Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

                      h.   Authorization; Enforcement.  This Agreement has been
                           --------------------------
duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The fulfillment of and compliance with the terms of this Agreement will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or (iii) result in a violation of, breach of or default under (A) such Buyer's charter or constituent document, (B) any law, statute, rule or regulation to which such Buyer is subject, or (C) any agreement, instrument, order, judgment or decree to which such Buyer is subject or is a party or by which it is bound.

                      i.   Short Sales.  Each Buyer agrees that if on any day
                           -----------
during the Protected Period (as defined below) the VWAP for the Common Stock for the immediately preceding trading day is less than or equal to $2.75 such Buyer shall not directly or indirectly make or enter into any (i) short sales of Common Stock, (ii) hedging or arbitrage transactions the purpose of which is to depress or suppress the price of Common Stock, or (iii) enter into a transaction whereby Buyer would receive a "put equivalent position" (as defined by Rule 16a-1(h) of the Securities Exchange Act of 1934, as amended); provided, however, if Buyer is otherwise in compliance with the restrictions set forth in this Section 2(i), nothing set forth in this Section 2(i) shall be construed to prohibit Buyer from selling or otherwise transferring shares of Common Stock to the extent such shares of Common Stock are freely tradeable without restriction under applicable securities laws. For purposes hereof, the term "Protected Period" means the period of time commencing on the Closing Date and concluding at the end of the Buyer Option Period or concluding on September 30, 2001 if the Astigmatism Approval is not received on or prior to October 1, 2001. If the Astigmatism Approval is received prior to October 1, 2001, the term "Protected Period" shall mean the period of time commencing on the Closing Date and concluding on the last to occur of the Company Option Period and the Buyer's Option Period, as applicable.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each of the Buyers that as of the Closing Date and as of the Additional Closing Date, if applicable, that:

                      a.   Organization and Qualification.  The Company and its
                           ------------------------------
subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect and all of which jurisdictions in which either the Company or its subsidiaries is or believes it should be duly qualified is set forth on Schedule 3(a) hereto. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole, (ii) on the ability of the Company to perform its obligations hereunder, under the Series F Registration Rights Agreement, the Series G Registration Rights Agreement or under the agreements or instruments to be entered into or filed in connection herewith or therewith, or (iii) the Securities.

                      b.   Authorization; Enforcement; Compliance with Other
                           -------------------------------------------------
Instruments.  (i) The Company has the requisite corporate power and authority to
-----------
enter into and perform its obligations under this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement and to issue, sell and perform its obligations with respect to the Securities, (ii) the execution and delivery of this Agreement, the Securities, the Conversion Shares, the Series F Registration Rights Agreement and the Series G Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, and the reservation for issuance and the issuance of each of the Conversion Shares have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement and the certificates for the Securities have been duly executed and delivered by the Company, and (iv) this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement and the certificates for the Securities constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (A) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (B) applicable securities laws or public policy.

                      c.   Capitalization and Indebtedness.  As of the date
                           -------------------------------
hereof and immediately prior to the issuance of the Securities hereunder, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which as of the date hereof, 25,563,111 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, of which as of the date hereof no shares are issued or outstanding. Except as set forth on Schedule 3(c), all of the outstanding shares have been validly issued and are fully paid and nonassessable. Except as set forth on Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as set forth on Schedule 3(c), as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries,
(ii) there are no outstanding debt securities, notes, credit agreements, or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound and (iii) except for the Company's securities which are the subject of registration statements which have been filed with the SEC as of the Closing Date, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Series F Registration Rights Agreement and the Series G Registration Rights Agreement). Except as disclosed on Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                      d.   Issuance of Securities.  The Securities are duly
                           ----------------------
authorized and, upon issuance in accordance with the terms hereof shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and
(iii) entitled to the rights set forth in the Certificate of Incorporation. Not less than 125% of the number of shares of Common Stock necessary to provide for the conversion of the Series F Preferred Shares have been duly authorized and reserved for issuance. Upon conversion of the Securities, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

                      e.   No Conflicts.  The execution, delivery and
                           ------------
performance of this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement and the Certificate of Designation by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the Certificate of Incorporation and the Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws, or (ii) except as disclosed in Schedule 3(e), violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except for possible violations, conflict or defaults the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as described on Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or their organizational charter or by-laws, respectively, or in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or under applicable state securities law or blue sky laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement or the Certificate of Designation in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof or will be obtained or effected within the applicable time requirements for such actions. The Company is not in violation of the listing requirements of the NASDAQ National Market and does not reasonably anticipate that the Common Stock will be delisted by the NASDAQ National Market in the foreseeable future. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                      f.   SEC Documents; Financial Statements.  Since
                           -----------------------------------
December 31, 1998 the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company (i) has delivered or made available, including via EDGAR, to each Buyer or its representative true and complete copies of the SEC Documents as each Buyer or its representative has requested from the Company and
(ii) agrees to deliver or make available to each Buyer or its representative true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                      g.   Absence of Certain Changes.  Except as expressly set
                           --------------------------
forth in Schedule 3(g) since December 31, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                      h.   Absence of Litigation. Except as disclosed on
                           ---------------------
Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or its subsidiaries or their respective directors or officers, or the Common Stock, wherein an unfavorable decision, ruling or finding could individually or in the aggregate have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending, or to the knowledge of the Company, threatened litigation against or affecting the Company or any of its subsidiaries, without regard to whether it could have a Material Adverse Effect.

                      i.   Acknowledgment Regarding Buyers' Purchase of the
                           ------------------------------------------------
Securities.  The Company acknowledges and agrees that each of the Buyers is
----------
acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives. The Company has not provided to any Buyer any nonpublic information that, in the opinion of the Company, is material to a decision to purchase or sell Common Stock.

                      j.   No General Solicitation.  Neither the Company, nor
                           -----------------------
any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

                      k.   No Integrated Offering. Neither the Company, nor any
                           ----------------------
of its affiliates, nor any person acting onits or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

                      l.   Employment Matters; ERISA Matters. The Company and
                           ---------------------------------
its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the Company's knowledge threatened against or involving the Company or any of its subsidiaries. Except as set forth in Schedule 3(l), no representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. Except as set forth on
Schedule 3(l), the Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

                      m.   Intellectual Property Rights.  The Company and its
                           ----------------------------
subsidiaries own or possess the requisite rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as presently contemplated to be operated in the future, except to the extent the Company's failure to acquire such rights or licenses would not have a Material Adverse Effect. None of the Intellectual Property Rights or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. Except as disclosed on
Schedule 3(m) and except as disclosed by the Company to the Buyers in writing, the Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or technical information owned or used by the Company or any of its subsidiaries and, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (iii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or other infringement. Except as disclosed on
Schedule 3(m) and except as disclosed by the Company to the Buyers in writing, the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                      n.   Environmental Laws.  (i) The Company and its
                           ------------------
subsidiaries (A) are in material compliance with anyand all Environmental Laws,
(B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and
(C) are in material compliance with all terms and conditions of any such permit, license or approval. With respect to the Company and/or its subsidiaries (A) there are no past or present releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Law and (B) neither the Company nor any of its subsidiaries has received any notice with respect to the foregoing, nor is any action pending or to the Company's knowledge, threatened in connection with the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and to the Company's knowledge no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its subsidiaries during the period the property was owned, leased or used by the Company or any of its subsidiaries.

              (iii) To the Company's knowledge, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its subsidiaries that are not in compliance with applicable law.

                      o.   Title.  The Company and its subsidiaries do not own
                           -----
any real property and have a valid leasehold interest to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in
Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                      p.   Insurance.  The Company and each of its subsidiaries
                           ---------
are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not individually or in the aggregate have a Material Adverse Effect.

                      q.   Regulatory Permits; Compliance.  The Company and its
                           ------------------------------
subsidiaries possess all franchises, grants, authorizations, licenses permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to conduct their respective businesses as currently being conducted (collectively, the "Company Permits"). There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except where such conflicts, default or violations would not individually or in the aggregate have a Material Adverse Effect.

Neither the Company nor any of its subsidiaries has received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

                      r.   Internal Accounting Controls.  The Company and each
                           ----------------------------
of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      s.   No Materially Adverse Contracts, Etc.  Neither the
                           -------------------------------------
Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which has or is expected in the future individually or in the aggregate to have a Material Adverse Effect. Except for the agreements set forth on Schedule 3(s), neither the Company nor any of its subsidiaries is a party to any contract or agreement which has or is expected to have a Material Adverse Effect.

                      t.   Tax Status.  The Company and each of its subsidiaries
                           ----------
has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. The Company has not been notified that any of its tax returns is currently being audited by any taxing authority.

                      u.   Certain Transactions.  Except as set forth on
                           --------------------
Schedule 3(u) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options or warrants disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                      v.   S-3 Registration.  The Company is currently eligible
                           ----------------
to register the resale of the Conversion Shares and the Price Protection Shares on a registration statement on Form S-3 under the 1933 Act.

                      w.   Disclosure.  All information relating to or
                           ----------
concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                      x.   Investment Company Status.  The Company is not and
                           -------------------------
upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                      y.   Foreign Corrupt Practices.  To the Company's
                           -------------------------
knowledge, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

  4.     COVENANTS AND AGREEMENTS.

                      a.   Best  Efforts.  Each party shall use its best efforts
                           -------------
timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                      b.   Form D.  The Company agrees to file a Form D with
                            ------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                      c.   Reporting Status.  Until the earlier of (i) the date
                           ----------------
as of which the Investors (as that term is defined in the Series F Registration Rights Agreement and the Series G Registration Rights Agreement) may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Securities and (B) none of the Securities are outstanding (the "Registration Period"), the Company (x) shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination and (y) will use its best efforts and take all necessary action to maintain its ability and eligibility to register securities on Form S-3.

                      d.   Use of Proceeds.  The Company will use the proceeds
                           ----------------
from the sale of the Securities for working capital and general corporate purposes and shall not otherwise, directly or indirectly, use such proceeds for any loan to or investment on any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries) or for the repurchase, redemption, or retirement of any capital stock of the Company.

                      e.   Reservation of Shares.  The Company shall take all
                           ---------------------
action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 125% of the number of shares of Common Stock necessary to provide for the conversion of the Series F Preferred Shares and, if and when issued, the Series G Preferred Shares in accordance with the terms of this Agreement and the Certificate of Designation.

                      f.   Expenses.  Each of the Company and the Buyers shall
                           --------
each pay its respective costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, delivery and performance of this Agreement, the Series F Registration Rights Agreement and the Series G Registration Rights Agreement. In addition to the foregoing, the prevailing party in any dispute or litigation concerning the enforcement of the prevailing party's rights and/or collection of any amounts due under this Agreement, the non-prevailing party agrees to pay on demand all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel to the prevailing party) incurred by the prevailing party in connection with the enforcement of the prevailing party's rights and/or the collection of all amounts due under this Agreement.

                      g.   Disclosure.  From and after the date hereof, the
                           ----------
Company shall not disclose nonpublic information to any Buyer, advisors to or representatives of such Buyer unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Buyer, such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review.

                      h.   Corporate Existence.  So long as any Buyer
                           -------------------
beneficially owns any Securities, the Company shall maintain its corporate existence in good standing under the laws of the jurisdiction in which it is incorporated and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets for cash, or, if for securities, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the American Stock Exchange, NASDAQ or the New York Stock Exchange.

                      i.   Solvency; Compliance with Law.  The Company
                           -----------------------------
individually and together with its subsidiaries on a consolidated basis (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company will conduct its business in compliance with all applicable laws, rules, ordinances and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations the failure to comply with which would have a Material Adverse Effect.

                      j.   Insurance.  The Company shall maintain liability,
                           ---------
casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size to the Company.

                      k.   No Integration.  The Company will not conduct any
                           --------------
future offering that will be integrated with the issuance of the Securities for purposes of the rules promulgated by the SEC or NASDAQ.

                      l.   Price Protection.  The parties previously entered
                           ----------------
into a Securities Purchase Agreement, dated as of September 8, 2000 (the "Prior Securities Purchase Agreement"). Section 4(m) of the Prior Securities Purchase Agreement provided for the Company to issue to Buyers additional shares of Common Stock in the event of certain future issuances of securities by the Company. Such additional shares of Common Stock shall be referred to herein as the "Price Protection Shares". On the Closing Date the Company shall direct its transfer agent to issue and deliver to each Buyer a stock certificate(s) representing such number of Price Protection Shares as is set forth opposite such Buyer's name on the Schedule of Buyers. The parties acknowledge and agree that (i) upon the issuance of an aggregate of 838,905 Price Protection Shares the Company's obligations under Section 4(m) of the Prior Securities Purchase Agreement (as such obligations relate to the transaction contemplated by this Agreement) shall have been satisfied and that there shall be no further obligation of any kind to Buyers under such section due to or as a result of the issuance of any Conversion Shares or Series G Preferred Shares, and (ii) as a result of the issuance of the Securities and Price Protection Shares as contemplated by this Agreement, the Adjusted Purchase Price (as defined in the Prior Securities Purchase Agreement) shall be deemed to be $2.35.

5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent (in the form attached hereto as Exhibit E) to issue certificates, or at a Buyer's request and if an electronic issuance can properly reflect any legends required to be contained on such certificates, to electronically issue any Conversion Shares (e.g., through DWAC or DTC), in such amounts as specified from time to time by each Buyer to the Company in accordance with the terms of and upon conversion of the Securities (the "Irrevocable Transfer Agent Instructions"). The certificates representing the Securities shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction with respect to the Securities other than (i) the Irrevocable Transfer Agent Instructions referred to in first sentence of this paragraph and (ii) stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Securities and the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Series F Registration Rights Agreement and the Series G Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreement to comply with all applicable securities laws upon resale of any of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of the Securities or Conversion Shares is not required under the 1933 Act, the Company shall permit the transfer, and promptly issue or instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

  6.     CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The obligation of the Company hereunder to issue and sell the Securities to each Buyer at the Closing and the Additional Closing, if applicable, is subject to the satisfaction, with respect to each Buyer, at or before the Closing Date or the date of the Additional Closing, if applicable, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                      (a) Such Buyer shall have executed this Agreement, the Series F Registration Rights Agreement and, if applicable, the Series G Registration Rights Agreement, and delivered the same to the Company.

                      (b) Such Buyer shall have delivered to the Company the purchase price for the Series F Preferred Shares and, if applicable, the Series G Preferred Shares, being purchased by such Buyer at the Closing and, if applicable, the Additional Closing, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                      (c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date and, if applicable, the date of the Additional Closing, as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  The obligation of each Buyer hereunder to purchase the Securities at the Closing and Additional Closing, if applicable, is subject to the satisfaction, at or before the Closing Date or the date of the Additional Closing, if applicable, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                      a. The Company shall have executed this Agreement, the Series F Registration Rights Agreement and, if applicable, the Series G Registration Rights Agreement, and delivered the same to such Buyer.

                      b. The Common Stock shall be listed and authorized for trading on the NASDAQ National Market, and trading in the Common Stock issuable upon conversion of the Securities shall not have been suspended by the SEC or NASDAQ.

                      c. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date and, if applicable, the date of the Additional Closing, as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date and, if applicable, the Additional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date and, if applicable the Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date and, if applicable the Additional Closing Date, regarding the representation contained in Section 3(c) above.

                      d. Each Buyer shall have received and be an addressee on the opinion of Sonnenschein Nath & Rosenthal dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit F attached hereto.

                      e. The Company shall have issued and delivered to Buyers the Series F Stock Certificates, and, if applicable, the Series G Stock Certificates.

                      f. The Company shall have issued a letter to its transfer agent containing irrevocable instructions directing the transfer agent to deliver to such Buyer stock certificates representing the Price Protection Shares (in such denominations as such Buyer shall request).

                      g. The Company shall have executed and filed the Series F Certificate of Designation, and, if applicable, the Series G Certificate of Designation with the Office of the Delaware Secretary of State.

                      h. The Board of Directors of the Company shall have adopted the resolutions in substantially the form of Exhibit G attached hereto.

                      i. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock solely for the purpose of effecting the conversion of the Series F Preferred Shares, shares of Common Stock to provide for the issuance of the Series F Conversion Shares in accordance with the terms of this Agreement and the Series F Certificate of Designation.

                      j. The Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                      k. The transactions contemplated hereby shall not violate any law, regulation or order then in effect and applicable to Buyers or the Company.

8.       INDEMNIFICATION.

                      In consideration of each Buyer's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Buyer Indemnified Liabilities"), incurred by any Buyer Indemnitee (and shall advance the same) as a result of, or arising out of, or relating to (a) subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by the

Company in this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Series F Registration Rights Agreement, the Series G Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

  9.     GOVERNING LAW; MISCELLANEOUS.

                      a.   Governing Law.  This Agreement shall be governed by
                           -------------
and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

                      b.   Counterparts.  This Agreement may be executed in two
                           ------------
or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                      c.   Headings.  The headings of this Agreement are for
                           --------
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                      d.   Severability.  If any provision of this Agreement
                           ------------
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                      e.   Entire Agreement; Amendments.  This Agreement
                           ----------------------------
supersedes all other prior oral or written agreements between the Buyers and the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                      f.   Notices.  Any notices, consents, waivers or other
                           -------
communications required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile;
(iii) three days after being sent by U.S. certified mail, return receipt requested, or (iv) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. For purposes of consent under Section 4 (g)(b), notice shall be delivered only by U.S. certified mail, return receipt requested. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard
                           Winter Park, Florida  32792
                           Telephone: (407) 678-9900
                           Facsimile:   (407) 678-9982
                           Attention:   President and CEO

                  With a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue
                           Suite 901
                           St. Louis, Missouri 63105
                           Telephone: (314) 746-4880
                           Facsimile:   (314) 746-4848
                           Attention:   Timothy L. Elliott, Esq.

                           and

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Telephone: (312)  876-8000
                           Facsimile:  (312) 876-7934
                           Attention:   Paul Miller, Esq.

                  If to the Transfer Agent:

                           American Stock Transfer & Trust Company
                           6201 15th Avenue
                           Brooklyn, New York 11219
                           Telephone: (718) 921-8293
                           Facsimile:   (718) 921-8334
                           Attention: Mr. Isaac Kagan

                  If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers:

                  Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number.

                      g.   Successors and Assigns.  This Agreement shall be
                           ----------------------
binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, and (ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act, and (iii) Buyer or the assignee provides notice of such assignment to the Company promptly after the effective date of such assignment.

                      h.   No Third Party Beneficiaries.  This Agreement is
                           ----------------------------
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                      i.   Survival.  The representations and warranties of the
                           --------
Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until two years after the Closing Date. The agreements and covenants set forth in Sections 4, 5 and 8, shall survive the Closing; provided, however the agreements and covenants set forth in Sections 4 and 5 shall terminate at such time none of the Buyers own any of the Securities. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                      j.   Publicity.  The Company and each Buyer shall have the
                           ---------
right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

                      k.   Further Assurances.  Each party shall do and perform,
                           ------------------
all such r cause to be done and performed, further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                      l.   No Strict Construction.  The language used in this
                           ----------------------
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                      m.   Equitable Relief.  The Company recognizes that in the
                           ----------------
event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                      n.   Consent to Jurisdiction.  The parties hereto
                           -----------------------
expressly submit themselves to the exclusive jurisdiction of the state and federal courts of New York in any action or proceeding relating to this Agreement or any of the other documents contemplated hereby or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. The parties hereto irrevocably and unconditionally consent to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at their respective addresses set forth or provided for herein, such service to become effective 10 days after such mailing. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other parties in any other jurisdiction.

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                           COMPANY:
                           -------

                           LASERSIGHT INCORPORATED


                           By:          /s/Michael R. Farris
                               -------------------------------------------------
                           Print Name:     Michael R. Farris
                                       -----------------------------------------
                           Title:          Chief Executive Officer
                                  ----------------------------------------------


                           BUYERS:
                           ------

                           BAYSTAR CAPITAL, L.P.,
                           a Delaware limited partnership

                           BY:   BayStar Capital Management LLC,
                                 Its: General Partner


                           By:           /s/Michael A. Roth
                               -------------------------------------------------
                           Print Name:      Michael A. Roth
                                       -----------------------------------------
                           Title:           Investment Manager
                                  ----------------------------------------------
                                    1500 West Market Street, Suite 200
                                    Mequon, WI 53092
                                    Fax:     (262) 240-3242
                                         ---------------------------------------


                           BAYSTAR INTERNATIONAL LTD.,
                           a British Virgin Islands corporation

                           BY:   BayStar International Management LLC,
                                 Its: Investment Manager


                           By:            /s/Michael A. Roth
                               ------------------------------------------------
                           Print Name:       Michael A. Roth
                                      ------------------------------------------
                           Title:            Investment Manager
                                  ----------------------------------------------
                                    1500 West Market Street, Suite 200
                                    Mequon, WI 53092
                                    Fax:     (262) 240-3242
                                         ---------------------------------------

                               SCHEDULE OF BUYERS


 Investor Name and Number   Investor Address and    Investor's Legal Counsel
 of Shares to be Received     Facsimile Number        and Counsel's Address
 ------------------------     ----------------        ---------------------
BayStar Capital, L.P        C/o Stark Investments      Eleazer Klein, Esq.
                            1500 West Market Street    Schulte Roth & Zabel LLP
                            Suite 200                  900 Third Avenue
851,064 of the Series F     Mequon, WI 53092           New York, New York  10022
Preferred Shares            Attention: Brian Davidson  Fax:  (212) 593-5955

66.67% of the Series G
Preferred Shares, if
applicable

559,270 of the Price
Protection Shares

BayStar International, Ltd.   c/o Stark Investments       Eleazer Klein, Esq.
                              1500 West Market Street     Schulte Roth & Zabel LLP
425,532 of the Series F       Suite 200                   900 Third Avenue
Preferred Shares              Mequon, WI 53092            New York, New York  10022
                              Attention: Brian Davidson   Fax:  (212) 593-5955
33.33% of the Series G
Preferred Shares, if
applicable

279,635 of the Price
Protection Shares


List of Exhibits
----------------

Exhibit A   Form of Series F Certificate of Designation
Exhibit B   Form of Series G Certificate of Designation
Exhibit C   Form of Series F Registration Rights Agreement
Exhibit D   Form of Series G Registration Rights Agreement
Exhibit E   Form of Transfer Agent Instructions
Exhibit F   Form of Opinion of Sonnenschein Nath & Rosenthal
Exhibit G   Form of Resolutions of Board






List of Schedules
-----------------

3(a)     List of Subsidiaries & Jurisdictions of Due Qualification
3(c)     Capitalization and Indebtedness
3(e)     No Conflicts
3(g)     Certain Changes
3(h)     Litigation
3(l)     Employment; Erisa
3(m)     Intellectual Property
3(o)     Title
3(s)     Materially Adverse Contracts, Etc.
3(t)     Tax Status
3(u)     Certain Transactions